                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
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                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         Anchor Bancorp Wisconsin Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                                                   June 11, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Anchor BanCorp Wisconsin Inc. The meeting will be held at the Crowne Plaza, 4402
E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 27, 2004 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      It is very important that you be represented at the Annual Meeting, regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Anchor BanCorp Wisconsin Inc. is sincerely appreciated.

                                        Sincerely,

                                        /s/ Douglas J. Timmerman

                                        Douglas J. Timmerman
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                          ANCHOR BANCORP WISCONSIN INC.
                               25 WEST MAIN STREET
                            MADISON, WISCONSIN 53703
                                 (608) 252-8700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 27, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Anchor BanCorp Wisconsin Inc. (the "Company") will be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 27, 2004 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1)   To elect four (4) directors for a three-year term;

      (2)   To approve the Anchor BanCorp Wisconsin Inc. 2004 Equity Incentive
Plan;

      (3) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2005; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      The Board of Directors has fixed June 4, 2004 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Mark D. Timmerman
                                        Mark D. Timmerman
                                        Executive Vice President, Secretary, and
                                        General Counsel

Madison, Wisconsin
June 11, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                          ANCHOR BANCORP WISCONSIN INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 27, 2004

      This Proxy Statement is furnished to holders of common stock, $.10 par value per share (the "Common Stock"), of Anchor BanCorp Wisconsin Inc. (the "Company"), the holding company for AnchorBank, fsb (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 27, 2004 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 11, 2004.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein; for approval of the 2004 Equity Incentive Plan; for ratification of the appointment of Ernst & Young LLP as the Company's auditors for fiscal 2005; and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Mark D. Timmerman, Executive Vice President, Secretary, and General Counsel,, Anchor BanCorp Wisconsin Inc., 25 West Main Street, Madison, Wisconsin 53703);
(ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

      Only stockholders of record at the close of business on June 4, 2004 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were approximately 22,983,200 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock, up to the number of directors to be elected, shall be elected as directors of the Company. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required to approve the 2004 Equity Incentive Plan and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2005.

ABSTENTIONS AND BROKER NON-VOTES

      Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included for purposes of determining the presence of a quorum. Abstentions will have no effect on the outcome of the voting of the proposals because directors will be elected by a plurality of the votes cast. Similarly, abstentions will not be included in the number of votes cast on a matter for the proposal to approve the 2004 Equity Incentive Plan and to ratify the independent auditors.

      Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote under the rules applicable to broker-dealers) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

      The election of directors and the proposal to ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, consequently, there will not be "broker non-votes" on these proposals at the Annual Meeting. The proposal to approve the 2004 Equity Plan is considered a "non-discretionary" item upon which brokerage firms may not vote in their discretion without receiving instructions from clients and therefore there will be "broker non-votes" on this proposal at the Annual Meeting. However, because of the vote required and the fact that broker-non votes will not be considered a vote cast, broker non-votes will have no effect on the voting of this proposal at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

      The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible. Pursuant to the Bylaws of the Company, the number of directors of the Company is currently set at ten, divided into classes of four, three and three directors each. One class is elected each year to serve for a term of three years, and in each case until their respective successors are elected and qualified.

      Four directors are to be elected at the Annual Meeting. Greg M. Larson, Douglas J. Timmerman, David L. Omachinski and Pat Richter are current directors of the Company. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than Douglas J. Timmerman who is the father of Mark D. Timmerman.

      The remaining six directors will continue to serve in accordance with their previous elections pursuant to their existing terms.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the four nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

           NOMINEES FOR DIRECTOR FOR THREE YEAR TERMS EXPIRING IN 2007

                                        Principal Occupation and                     Director
        Name            Age               Business Experience                        Since (1)
Greg M. Larson           54   Director; Chief Executive Officer and Manager of          1992
                              CedarTree LLC. Former President and Chief Executive
                              Officer of Demco, Inc., a direct mail school and
                              library supply company located in Madison, Wisconsin.

Douglas J. Timmerman     63   Director and Chairman; President and Chief Executive      1971
                              Officer of the Company and the Bank; has served in
                              various management positions with the Bank prior to
                              his appointment as President in May 1983 and Chief
                              Executive Officer in May 1985.

David L. Omachinski      52   Director; President and Chief Operating Officer           2002
                              (since February 2004) of OshKosh B'Gosh, Inc.  Prior
                              thereto, he was Executive Vice President, Chief
                              Operating and Financial Officer, and Treasurer
                              (since 2002) and Vice President-Finance, Chief
                              Financial Officer and Treasurer (since 1993) of
                              OshKosh B'Gosh, Inc.  Mr. Omachinski is also a
                              director of OshKosh B'Gosh, Inc.

Pat Richter              62   Director, Director of Athletics-Emeritus at the           1990
                              University of Wisconsin.  Member of the Board of
                              Directors of the Green Bay Packers, Green Bay,
                              Wisconsin and member of the Board of Directors,
                              Outlook Group, Neenah, Wisconsin.  Mr. Richter is
                              currently serving as a consultant for several
                              business organizations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                DIRECTORS WITH THREE YEAR TERMS EXPIRING IN 2005

                                          Principal Occupation and              Director
      Name            Age                   Business Experience                 Since (1)
--------------------  ---   --------------------------------------------------  ---------
Richard A. Bergstrom   54   Director; President of Bergstrom Corporation;         1999
                            Director of the Bank.

Donald D. Parker       65   Director; Former Officer, Director and Chairman of    1999
                            the Board of FCB Financial Corp. and Fox Cities
                            Bank, F.S.B.

James D. Smessaert     66   Director, Former Officer, Director and Chairman of    2002
                            the Board of Ledger Capital Corp. and Ledger Bank,
                            S.S.B.

                DIRECTORS WITH THREE YEAR TERMS EXPIRING IN 2006

                                             Principal Occupation and                 Director
         Name             Age                   Business Experience                   Since (1)
Holly Cremer Berkenstadt   48   Director; Chief Executive Officer and Director of        1994
                                Wisconsin Cheeseman, Inc., a direct food and gift
                                company located in Sun Prairie, Wisconsin.

Donald D. Kropidlowski     62   Director; formerly Senior Vice President of the Bank     1995
                                from July 1995 until August 2001; former Director,
                                President and Chief Executive Officer of American
                                Equity Bancorp and American Equity Bank of Stevens
                                Point.

Mark D. Timmerman          36   Director; Executive Vice President, Secretary and        2002
                                General Counsel of the Company; Executive Vice
                                President, Secretary, General Counsel of the Bank;
                                Director of the Bank; Member, State Bar of Wisconsin
                                since 1994

------------------

(1)   Includes service as director of the Bank.

STOCKHOLDER NOMINATIONS

      Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company.

To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) 60 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

      Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of four regular meetings during the fiscal year ended March 31, 2004. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended March 31, 2004 and the total number of meetings held by all committees on which he or she served during such year.

      The Compensation Committee of the Board of Directors determines compensation for executive officers. The members of this committee, which met two times during the fiscal year ended March 31, 2004, are Messrs. Donald D. Kropidlowski, Greg M. Larson, and Pat Richter. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended March 31, 2004 is set forth below under "Executive Compensation--Report of the Compensation Committee."

      The Company established the Nominating and Corporate Governance Committee in January 2004 to evaluate and make recommendations to the Board of Directors for the election of directors and evaluation of the Company's corporate governance practices and policies. As of March 31, 2004, the members of this committee were Ms. Holly Cremer Berkenstadt and Messrs. Richard A. Bergstrom, Donald D. Kropidlowski and Donald D. Parker. Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market. During the fiscal year ended March 31, 2004, the Nominating and Corporate Governance Committee met one time.

      The Nominating and Corporate Governance Committee proposes a slate of directors for election by our shareholders at each annual meeting and appoints candidates to fill any vacancies on the board of directors. In addition, the Nominating and Corporate Governance Committee:

      - makes recommendations regarding the size and composition of the Board of Directors,

      - determines the appropriate committee structure of the Board of Directors and committee composition,

      - acts as a forum to address special issues that require the attention of the Board of Director's independent directors,

      -     develops our corporate governance principles, and

      - has authority to retain and terminate consultants or a search firm to identify director candidates.

      The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders provided that the recommendations are made in accordance with the procedures described in this proxy statement under "Stockholder Nominations." Shareholder's nominees that comply with these procedures will receive the same consideration that the Nominating Committee's nominees receive.

      To be considered by the Nominating and Corporate Governance Committee, a director nominee must have experience as a board member or senior officer of a company similar to us or have served as an officer of another publicly traded company or a prominent company in one of our primary geographic markets. In addition to these minimum requirements, the Committee will also evaluate whether the nominee's skills are complementary to the existing board members' skills, and the board's needs for operational, management, financial, or other expertise. The Committee and our Chief Executive Officer interview candidates that meet the criteria, and the Committee selects nominees that best suit the board's needs. In the past, the Committee has identified potential board candidates through acquisitions by the Company, recommendations by members of the board and community contacts.

      The Board of Directors of the Company has adopted the following standards for director independence in compliance with rules of the Securities and Exchange Commission ("SEC") and corporate governance listing standards for companies listed on the Nasdaq Stock Market, Inc.:

      1. No director qualifies as "independent" unless the board affirmatively determines that the director has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us);

      2. A director who is an employee, or whose immediate family member is an executive officer of ours is not "independent" until three years after the end of such employment relationship;

      3. A director who receives, or whose immediate family member receives, more than $60,000 per year in direct compensation from us or any of our subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not "independent" until three years after he or she ceases to receive more than $60,000 per year in such compensation;

      4. A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of ours is not "independent" until three years after the end of the affiliation or the employment or auditing relationship;

      5. A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executives serve on that company's compensation committee is not "independent" until three years after the end of such service or the employment relationship; and

      6. A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a charity to which we donate or a company that makes payments to, or received payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such other charity's or company's consolidated gross revenues, is not "independent" until three years after falling below such threshold.

      The Board of Directors determined that each member of the Board, except for Messrs. D. Timmerman, M. Timmerman and Smessaert meets the aforementioned independence standards. Mr. D. Timmerman does not meet the aforementioned independence standards, because he is our current President and Chief Executive Officer and an employee of the Company, Mr. M. Timmerman does not meet the aforementioned independence standards, because he is our current Executive Vice President, Secretary and General Counsel and an employee of the Company. Mr. Smessaert does not meet the aforementioned independence standards, because he was the Chairman of the Board and an employee of Ledger Capital Corp, Inc., which we acquired within the past three years.

STATEMENT ON CORPORATE GOVERNANCE

      We have reviewed the provisions of the Sarbanes-Oxley Act of 2002, SEC rules and the Nasdaq Stock Market Inc. listing standards regarding corporate governance policies and processes and are in compliance with the rules and listing standards. We have amended and adopted the charters of our Audit Committee and Nominating and Corporate Governance Committee to implement the new rules and standards. We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. You can access our committee charters, Code of Business Conduct and Ethics at our Web site at http://www.anchorbank.com or by writing to us at 25 West Main Street, Madison, Wisconsin 53703, Attention Mark D. Timmerman, Executive Vice President, Secretary and General Counsel.

CONTACTING THE BOARD OF DIRECTORS AND ANNUAL MEETING ATTENDANCE

      In accordance with Nasdaq Stock Market, Inc. listing standards, shareholders and other interested parties may communicate with the Board of Directors by writing to the Anchor BanCorp Wisconsin Inc. Board of Directors, 25 West Main Street, Madison, Wisconsin 53703, c/o Mark D. Timmerman, Executive Vice President, Secretary and General Counsel. Inquiries sent by mail will be reviewed by our general counsel and if they are relevant to, and consistent with, our operations, policies and philosophies, they will be forwarded to our Board of Directors. We encourage, but do not require, Board members to attend the annual shareholders meeting. Last year, all of our directors attended the annual shareholders meeting.

      The Board of Directors has established an Audit Committee which reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The members of this committee, which met three times during the fiscal year ended March 31, 2004, are Ms. Berkenstadt and Messrs. Omachinski and Parker. Each of the current members of the Audit Committee is "independent" as defined by the listing standards of the Nasdaq Stock Market, Inc. These listing standards include qualitative and quantitative requirements regarding the independence and qualifications of Audit Committee members and the size of the Audit Committee. The Audit Committee acts pursuant to a written charter which was amended by the Board of Directors on May 27, 2004 (A copy of the charter is attached as Appendix A to this Proxy Statement).

RELATIONSHIP WITH INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors appointed Ernst & Young LLP as the independent auditors to audit the Company's financial statements for the year ending March 31, 2005. The Audit Committee considered the compatibility of the non-audit services provided to the Company by Ernst & Young in fiscal 2003 described below on the independence of Ernst & Young from the Company in evaluating whether to appoint Ernst & Young to perform the audit of the Company's financial statements for the year ending March 31, 2005.

      The following table sets forth the aggregate fees paid by us to Ernst & Young for professional services rendered by Ernst & Young in connection with the audit of the Company's consolidated financial statements for fiscal 2004 and 2003, as well as the fees paid by us to Ernst & Young for audit-related services, tax services and all other services rendered by Ernst & Young to us during fiscal 2004 and 2003.

                                     Year Ended March 31,
                                   ------------------------
                                       2004        2003
                                   -----------  -----------
Audit fees (1) ..................  $   200,400  $   168,500
Audit-related fees (2) ..........           --           --
Tax fees (3) ....................       66,525      108,650
All other fees ..................        9,300        9,000
                                   -----------  -----------
    Total .......................  $   276,225  $   286,150
                                   ===========  ===========

--------------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, reporting on management's assertion regarding the effectiveness of internal controls in accordance with FDICIA, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.

(2) Audit-related fees consist of fees incurred in connection with audits of the financial statements of certain of the Company's employee benefit plans.

(3) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

      The Audit Committee selects the Company's independent auditors and pre-approves all audit services to be provided by it to the Company. The Audit Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent auditors in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. Pursuant to its Charter, the Audit Committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if:
(i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided;
(ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit.

      Since May 6, 2003, the effective date of SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Ernst & Young was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

REPORT OF AUDIT COMMITTEE

      The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and financial statements; the independence, qualifications and performance of the Company's independent auditors; the Company's compliance with legal and regulatory requirements; and the performance of the Company's internal audit function. The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditors and any other accounting firm engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company for the purpose of preparing its audit report or related work.

      The Audit Committee is composed of the three directors listed below. The Board has determined that all members of the Audit Committee are "independent" within the meaning of the applicable Securities and Exchange Commission ("SEC") regulations and the current listing standards of The Nasdaq Stock Market. The Board has further determined that each Audit Committee member satisfies the financial literacy requirements of The Nasdaq Stock Market and that Mr. Omachinski qualifies as an "audit committee financial expert" within the meaning of applicable rules of the SEC. The Committee operates under a written charter adopted by the Board of Directors (the "Charter"). The Committee reassesses the Charter annually, and recommends any proposed changes to the full Board for approval.

      Management is primarily responsible for the Company's financial reporting process, including and maintaining the system of internal controls, and the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles, as well as the objectivity and integrity of such statements. The Company's independent auditors are responsible for auditing those financial statements, expressing an opinion based on their audit as to whether, in all material respects, the statements are presented in conformity with generally accepted accounting principles, testing the effectiveness of the Company's internal controls and discussing with the Committee any issues the auditors believe should be raised with the Committee. The Committee actively monitors and reviews these processes and financial statements. In carrying out its duties, the Committee relies in part on the information provided to it, and to the representations made to it, by management and the independent auditors, as well as by the Company's internal auditors.

      The Committee met with Ernst & Young LLP, the Company's independent auditors, with and without management present, to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2004 and the results of such audit, including the independent auditors' evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the Company's accounting principles and procedures and the Company's financial statement presentation with management and the independent auditors, including a review of any significant financial reporting issues and the selection, application and disclosure of the Company's accounting policies, including policies for which management is required to exercise discretion or judgment regarding implementation. These discussions included consideration of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and the clarity of disclosure in the Company's financial statements. The Committee also discussed with management and the independent auditors the process used to support the certifications of the Company's chairman and chief executive officer and chief financial officer required under the rules of the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the SEC. The Committee also reviewed and discussed such other matters as it deemed appropriate, including other provisions of the Sarbanes-Oxley Act of 2002 and matters adopted or proposed to be adopted by the SEC and The Nasdaq Stock Market.

      The Committee also discussed and reviewed with the independent auditors all communications required under generally accepted accounting principles, including the matters required to be discussed by the independent auditors with the Committee under Statement on Auditing Standards No. 61, as amended (communication with Audit Committees).

      In addition, the Company's independent auditors provided to the Committee a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditor's independence as required by Independence Standards Board Standard No. 1, as amended (independence discussions with Audit Committees). The Committee has a policy related to the review and approval of services provided by the independent auditor. This policy requires the Committee to review and pre-approve all audit and non-audit services to be provided to the Company by the independent auditor. The Committee reviewed and approved all services provided by the independent auditor. Additionally, the Committee considered and concluded that all of the non-audit services provided by the independent auditor were compatible with maintaining the auditor's independence.

      The Committee also met with the Company's internal auditors, with and without management present, to review the internal audit plan, as well as reports on audit projects and internal financial controls.

      The Committee held three formal meetings during the fiscal year ended March 31, 2004. In addition, the Committee chairperson conferred with management and representatives of the independent auditor prior to each of the first three quarters' earnings announcements and Form 10-Q filings.

      Based on the Committee's receipt and review of various materials and assurances described above and its discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended March 31, 2004 be included in the Company's Annual Report on Form 10-K for such fiscal year to be filed with the SEC. The Board approved such recommendation.

      The Committee has appointed Ernst & Young LLP as the Company's independent auditors for the 2005 fiscal year. While the Committee has sole authority to appoint the independent auditors, the Company has recommended to the Board that the Company continue its long-standing practice of requesting that stockholders ratify the appointment.

May 27, 2004

                                        AUDIT COMMITTEE

                                        David L. Omachinski, Chair
                                        Holly Cremer Berkenstadt
                                        Donald D. Parker

      The foregoing Report of Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.

      J. Anthony Cattelino (age 61). Mr. Cattelino currently serves as Executive Vice President and Recording Secretary of the Company and as Executive Vice President - Marketing and Retail Administration for the Bank. He is responsible for the branch network, deposit acquisition, consumer lending, marketing and retail operations. Mr. Cattelino joined the Company in 1974 as Director of Marketing, was promoted to Vice President of Marketing in 1976, to Senior Vice President in 1985, and to his current positions in 2003. Mr. Cattelino is on the Board of Directors of Anchor Investment Services, Inc. and the Mendota Gridiron Club.

      Michael W. Helser (age 59). Mr. Helser is currently Executive Vice President-Treasurer and Chief Financial Officer of the Company and Executive Vice President-Treasurer and Chief Financial Officer of the Bank. Mr. Helser joined the Company in 1974 as Internal Auditor, was promoted to Vice President - Finance in 1979, to Senior Vice President in 1985 and to his current positions in 2003. Prior to joining the Company, Mr. Helser was a Senior Accountant with the public accounting firm of Ernst & Young LLP, Milwaukee, Wisconsin. Mr. Helser is a certified public accountant.

      Donald F. Bertucci (age 54). Mr. Bertucci is currently Senior Vice President - Residential Lending of the Bank and is responsible for one-to-four family residential lending. He joined the Bank in 1972 and previously served as Branch Manager, Mortgage Division Coordinator and Commercial Real Estate Loan Officer. In 1984 he was appointed Vice President; he was promoted to First Vice President in June of 1996 and assumed his present position in 2003. Mr. Bertucci is a member of the Madison Board of Realtors and the Madison Area Mortgage Bankers Association and is a licensed real estate broker.

      Daniel K. Nichols (age 48). Mr. Nichols is currently Senior Vice President-Commercial Lending of the Bank and is responsible for commercial lending and commercial real estate. He joined the Bank in 1985 to form the Commercial Lending Department. In 1990 he was promoted to Vice President and became responsible for commercial lending and commercial real estate. He was promoted to First Vice President in June of 1996 and assumed his present position in 2003. Mr. Nichols holds both a BBA and MBA in finance from the University of Wisconsin-Madison. He is a Board member of the Weinert program at the University of Wisconsin and is also on the Board of Directors of the Easter Seal Society.

      Ronald R. Osterholz (age 55). Mr. Osterholz is currently Senior Vice President - Human Resources of the Bank. Mr. Osterholz joined the Bank in 1973 and previously served as Savings Officer, Loan Officer, Branch Manager and Branch Coordinator. In 1981, he was named Assistant Vice President, was promoted to Vice President in 1985 and was appointed to his current position in 2003. Mr. Osterholz serves on the Board of Directors for U.W. Platteville Foundation and Oakwood Village East.

      David L. Weimert (age 53). Mr. Weimert is currently Senior Vice President
- Lending Administration, and is responsible for commercial credit and quality control. Mr. Weimert joined the Bank in 1991 as Vice President - Lending Administration and was promoted to his current position in 2003. He has extensive experience in the financial services industry. He has served in various management capacities at savings associations, mortgage banking companies and commercial banks. Mr. Weimert served as President of Community Savings and Loan Association, Fond du Lac, Wisconsin from 1987 to 1990 and President of Investors Mortgage Service Company, Burbank, California, from 1985 to 1987.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which were known to the Company to be the beneficial owners of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company who are named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                  Common Stock Beneficially Owned
                                                                                as
                                                                        of June 4, 2004 (1)
                                                                  -------------------------------
            Name of Beneficial Owner                              No. of Shares            %
-------------------------------------------------------------------------------------------------
Anchor BanCorp Wisconsin Inc.                                     1,389,424 (2)           5.75%
  Employee Stock Ownership Plan Trust
  25 West Main Street
  Madison, Wisconsin

Columbia Wanger Asset Management, L.P.                            1,619,800 (3)           6.70
  227 West Monroe Street, Suite 3000
  Chicago, Illinois  60606

Directors and nominees:
  Holly Cremer Berkenstadt                                           74,565 (4)              *
  Richard A. Bergstrom                                               76,046 (5)              *
  Donald D. Kropidlowski                                             94,603 (6)              *
  Greg M. Larson                                                     48,390 (7)              *
  David L. Omachinski                                                16,913 (8)              *
  Donald D. Parker                                                  172,604 (9)              *
  Pat Richter                                                        43,748 (10)             *
  James D. Smessaert                                                154,174 (11)             *
  Douglas J. Timmerman                                            1,552,603 (12)          6.43
  Mark D. Timmerman                                                 268,055 (13)          1.11

Executive officers who are not directors and who
 are named in the Summary Compensation Table:
  J. Anthony Cattelino                                              233,056 (14)             *
  Michael W. Helser                                                 225,101 (15)             *
  Donald F. Bertucci, Jr.                                           101,347 (16)             *
  Daniel K. Nichols                                                 122,757 (17)             *

All directors and executive officers                              3,407,387 (18)         14.10
 of the Company and the Bank as a
 group (18 persons)

-------------------

* Represents less than 1% of the outstanding Common Stock beneficially owned.

(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares that are subject to stock options which are exercisable within 60 days of the Voting Record Date by an individual or group are deemed to be beneficially owned and deemed to be outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual or group.

(2) The Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and the trustees. The current trustees are: Ronald R. Osterholz, Senior Vice President - Human Resources of the Bank, and Mark D. Timmerman, Executive Vice President - Operations & Planning, Secretary, and General Counsel of the Bank. As of the Voting Record Date, all shares held in the Trust have been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as those shares for which instructions are given.

(3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004 pursuant to the Securities Exchange Act of 1934, as amended, by Columbia Wanger Asset Management, L.P. ("WAM"), a Delaware limited partnership, WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP"), a Delaware corporation, and Columbia Acorn Trust ("Acorn"), a Massachusetts business trust, reporting the beneficial ownership of common stock over which it has sole voting and dispositive power. WAM is an Investment Adviser registered under section 203 of the Investment Advisers Act of 1940; WAM GP is the General Partner of the Investment Adviser; and Acorn is an Investment Company under section 8 of the Investment Company Act. WAM holds the shares on behalf of discretionary clients for which WAM acts as the investment adviser and/or investment manager.

(4) Includes 54,416 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date, and 1,100 shares held by Ms. Berkenstadt's children, which Ms. Berkenstadt may be deemed to beneficially own.

(5) Includes 31,636 shares held jointly with Mr. Bergstrom's wife, with whom voting and dispositive power is shared, 27,228 shares held by Mr. Bergstrom's children, which may be deemed to be beneficially owned by Mr. Bergstrom, and 16,745 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(6) Includes 72,348 shares held jointly with Mr. Kropidlowski's wife, with whom voting and dispositive power is shared, 2,220 shares held by Mr. Kropidlowski's wife, which may be deemed to be beneficially owned by Mr. Kropidlowski, 16,035 shares held in the ESOP allocated to Mr. Kropidlowski's account, and 4,000 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 32,390 shares held jointly with Mr. Larson's wife, with whom voting and dispositive power is shared and 16,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(8) Includes 4,990 shares held jointly with Mr. Omachinski's wife, with whom voting and dispositive power is shared and 11,923 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(9) Includes 66,070 shares held jointly with Mr. Parker's wife, with whom voting and dispositive power is shared, 79,907 shares held in a living trust for the benefit of Mr. Parker and his wife, 3,756 shares held by Mr. Parker's wife which may be deemed to be beneficially owned by Mr. Parker, 6,126 shares held in the Company's Retirement Plan allocated to Mr. Parker's account, and 16,745 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(10) Includes 37,700 shares owned jointly with Mr. Richter's wife, with whom voting and dispositive power is shared, 2,048 shares owned by Mr. Richter's wife, which Mr. Richter may be deemed to beneficially own, and 4,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(11) Includes 126,720 shares held jointly with Mr. Smessaert's wife, with whom voting and dispositive power is shared, and 23,454 shares held in the ESOP allocated to Mr. Smessaert's account, and 4,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of Voting Record Date.

(12) Includes 678,595 shares held in a living trust for the benefit of Mr. D. Timmerman and his wife, 134,744 shares held in the Company's Retirement Plan allocated to Mr. D. Timmerman's account, 31,298 shares held in the ESOP allocated to Mr. D. Timmerman's account, 5,000 restricted shares granted pursuant to the Company's Management Recognition Plans and 702,966 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 367,183 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits to be paid to Mr. D. Timmerman, pursuant to a deferred compensation agreement entered into between the Bank and Mr. D. Timmerman, a Supplement Executive Retirement Plan and an Excess Benefit Plan; Mr. D. Timmerman does not possess voting or investment power with respect to such shares. See "Executive Compensation - Deferred Compensation Agreement" and "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(13) Includes 74,700 shares held jointly with Mr. M. Timmerman's wife, with whom voting and dispositive power is shared, 2,812 shares held in the Company's Retirement Plan allocated to Mr. M. Timmerman's account, 6,047 shares held in the ESOP allocated to Mr. M. Timmerman's account, 11,000 restricted shares granted pursuant to the Company's Management Recognition Plans, and 173,496 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 217 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. M. Timmerman does not possess voting or investment power with respect to such shares. See, "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(14) Includes 136,961 shares held in a living trust for the benefit of Mr. Cattelino and his wife, 1,160 shares owned by Mr. Cattelino's wife and 6,000 shares owned by Mr. Cattelino's children, which Mr. Cattelino may be deemed to beneficially own, 35,903 shares held in the Company's Retirement Plan allocated to Mr. Cattelino's account, 27,348 shares held in the ESOP allocated to Mr. Cattelino's account, and 25,684 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 14,158 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. Cattelino does not possess voting or investment power with respect to such shares. See, "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(15) Includes 153,294 shares held in a living trust for the benefit of Mr. Helser and his wife, 32,473 shares held in the Company's Retirement Plan allocated to Mr. Helser's account, 27,334 shares held in the ESOP allocated to Mr. Helser's account, and 12,000 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 13,858 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan; Mr. Helser does not possess voting or investment power with respect to such shares. See "Executive Compensation
      - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(16) Includes 33,356 shares held jointly with Mr. Bertucci's wife, with whom voting and dispositive power is shared, and 10,616 shares held in the Company's Retirement Plan allocated to Mr. Bertucci's account, 16,785 shares held in the ESOP allocated to Mr. Bertucci's account, 42 shares in employee stock purchase plan, and 40,548 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(17) Includes 24,133 shares held jointly with Mr. Nichols' wife, with whom voting and dispositive power is shared, 26,826 shares held in the Company's Retirement Plan allocated to Mr. Nichols' account, 16,060 shares held in the ESOP allocated to Mr. Nichols' account, 1,690 shares in employee stock purchase plan, and 54,048 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(18) Includes 268,793 shares held in the Company's Retirement Plan allocated to the accounts of executive officers, 16,000 restricted shares granted to executive officers pursuant to the Company's Management Recognition Plans, for which executive officers possess sole voting power and no investment power, and 1,181,071 shares which executive officers and directors as a group may acquire pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 395,416 shares held by a rabbi trust established by the Bank to fund certain benefits to be paid to certain executive officers of the Company. See Notes 12, 13, 14 and 15 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the Nasdaq Stock Market by specific dates. Based on representations of its directors and executive officers and copies of the reports that they have filed with the Commission and the Nasdaq Stock Market, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers during the year ended March 31, 2004, except that, due to an administrative oversight, one sales transaction by Bank Director Arlie M. Mucks, Jr. was omitted from a Form 4; that omission was later corrected.

EXECUTIVE COMPENSATION

SUMMARY

      The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation         Long Term Compensation
                                           ------------------------------------------------------
                                                                                 Awards
                                                                       --------------------------    All Other
        Name and              Fiscal        Salary                     Stock Grants                Compensation
    Principal Position         Year         (1) (2)         Bonus           (3)       Options (4)       (5)
---------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman           2004        $542,375        $206,000      $118,850       50,000       $ 41,970
 President and Chief           2003         516,625         156,000       113,175       45,000         44,159
 Executive Officer             2002         491,246         150,256        45,600       50,000         39,285
-------------------------------------------------------------------------------------------------------------
J. Anthony Cattelino           2004        $148,313        $ 67,668      $      0        5,000       $  8,023
 Executive Vice President      2003         142,738          68,762             0        9,000         12,219
 and Recording Secretary       2002         138,884          61,789             0            0         11,323
-------------------------------------------------------------------------------------------------------------
Michael W. Helser              2004        $148,313        $ 67,668      $      0        5,000       $  8,023
 Executive Vice President      2003         142,738          68,762             0        9,000         12,219
 and Treasurer and Chief       2002         138,884          61,789             0            0         11,323
 Financial Officer
-------------------------------------------------------------------------------------------------------------
Donald F. Bertucci             2004        $119,875        $ 56,228      $      0        5,000       $  7,483
 Senior Vice President -       2003         113,450          64,162             0        9,000         11,967
 Residential Lending           2002         104,550          54,937             0            0         11,167
-------------------------------------------------------------------------------------------------------------
Daniel K. Nichols              2004        $119,875        $ 56,228      $      0        5,000       $  7,483
 Senior Vice President -       2003         113,450          64,162             0        9,000         11,967
 Commercial Lending            2002         104,550          62,437             0        4,000         11,167
-------------------------------------------------------------------------------------------------------------

(1) Includes amounts deferred by the executive officer pursuant to the Company's Retirement Plan, a defined contribution plan which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company, payment of club dues and parking privileges. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Represents the grant of shares of restricted Common Stock pursuant to the Company's Amended and Restated Management Recognition Plan, which were deemed to have had the indicated value at the date of grant. The number of shares of restricted Common Stock held by Mr. Timmerman at March 31, 2004 is 5,000. The fair market value of restricted Common Stock held by Mr. Timmerman at March 31, 2004 is $126,450. There were no restricted shares held by Messrs. Cattelino, Helser, Bertucci or Nichols at March 31, 2004. The awards vest one year from the date of grant. Recipients receive dividends paid on restricted stock prior to vesting.

(4) Consists of awards granted pursuant to the Company's stock incentive plans, which are exercisable at the rate of 33%, 50% or 100% per year commencing on the date of grant.

(5) In fiscal 2004, consists of amounts allocated or paid by the Company on behalf of Messrs. Timmerman, Cattelino, Helser, Bertucci and Nichols pursuant to the Company's ESOP of $3,135, $3,135, $3,135, $2,761 and $2,761, respectively, and the Company's Retirement Plan of $8,135, $4,888, $4,888, $4,722 and $4,722, respectively, and the payment of director's fees to Mr. Timmerman in the amount of $30,700.

STOCK OPTIONS

      The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans awarded to the named executive officers during the year ended March 31, 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           Potential Realizable Value
                                                                                            at Assumed Annual Rates
                                                                                          of Stock Price Appreciation
                                  Individual Grants                                           for Option Term (3)
---------------------------------------------------------------------------------------------------------------------
                           Options       % of Total Options       Exercise    Expiration
          Name             Granted     Granted to Employees (1)   Price (2)      Date          5%            10%
---------------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman        50,000             32.6%              $ 23.7700    06/07/13   $  747,500      $ 1,894,000
---------------------------------------------------------------------------------------------------------------------
J. Anthony Cattelino         5,000              3.3%                23.7700    06/07/13       74,750          189,400
---------------------------------------------------------------------------------------------------------------------
Michael W. Helser            5,000              3.3%                23.7700    06/07/13       74,750          189,400
---------------------------------------------------------------------------------------------------------------------
Donald F. Bertucci, Jr.      5,000              3.3%                23.7700    06/07/13       74,750          189,400
---------------------------------------------------------------------------------------------------------------------
Daniel K. Nichols            5,000              3.3%                23.7700    06/07/13       74,750          189,400
---------------------------------------------------------------------------------------------------------------------

(1) Percentage of options granted to all employees during the fiscal year ended March 31, 2004.

(2) In all cases, the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $38.72 and $61.65 for grants whose exercise price is $23.77 per share.

      The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's stock option plans by the named executive officers during the fiscal year ended March 31, 2004 and options held at March 31, 2004.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

                                                         Number of Unexercised     Value of Unexercised Options at
                              Shares                      Options at Year End                Year End (1)
                           Acquired on       Value    ------------------------------------------------------------
          Name               Exercise      Realized   Exercisable  Unexercisable    Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman         111,000      $2,094,570    637,966       86,374         $8,768,355      $ 233,806
------------------------------------------------------------------------------------------------------------------
J. Anthony Cattelino           3,000          55,815     32,684       11,000            455,566         26,920
------------------------------------------------------------------------------------------------------------------
Michael W. Helser             20,684         384,986     11,500       11,000             67,344         26,920
------------------------------------------------------------------------------------------------------------------
Donald F. Bertucci, Jr.        9,300         160,317     39,548       11,000            470,020         26,920
------------------------------------------------------------------------------------------------------------------
Daniel K. Nichols                500           9,710     51,048       11,000            642,023         26,920
------------------------------------------------------------------------------------------------------------------

(1)   Based on a per share market price of $25.29 at March 31, 2004.

      The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of March 31, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                            Number of Securities
                                                                                          Remaining Available for
                                                                                           Future Issuance Under
                                 Number of Securities to     Weighted-Average Exercise   Equity Compensation Plans
                                 be Issued Upon Exercise       Price of Outstanding        (Excluding Securities
                                 of Outstanding Options,       Options, Warrants and       Reflected in the first
        Plan Category              Warrants and Rights                Rights                      Column)
------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans
Approved By Security Holders             1,297,564(1)                   $14.84                    883,169(2)(3)
------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans Not
Approved By Security Holders                     0                        0.00                          0
------------------------------------------------------------------------------------------------------------------
Total                                    1,297,564                       14.84                    883,169
==================================================================================================================

(1) Excludes purchase rights accruing under the 1999 Employee Stock Purchase Plan ("ESPP"), which has a stockholder-approved reserve of 300,000 shares of common stock. Under the 1999 ESPP, each eligible employee may purchase shares of common stock at semi-annual intervals each year at a purchase price determined by the committee of the board of directors which administers the plan, which shall not be less than 85% of the lesser of
      (i) the fair market value of a share of common stock on the first business day of the applicable semi-annual offering period or (ii) the fair market value of a share of common stock on the last business day of such annual offering period. In no event may the amount of common stock purchased by a participant in the 1999 ESPP in a calendar year exceed $25,000, measured as of the time an option under the plan is granted.

(2) Includes shares available for future issuance under the 1999 ESPP. As of March 31, 2004, an aggregate of 135,546 shares of common stock was available for issuance under this plan.

(3) Includes 381,633 shares of common stock which may be awarded under the Company's Amended and Restated Management Recognition Plan, which was adopted by the stockholders in 2001 and provides for the grant of restricted common stock to employees of the Company

COMPENSATION OF DIRECTORS

      BOARD FEES. Each member of the Board of Directors of the Company is paid a fee of $1,800 for each regular quarterly Board meeting attended. In addition, each director of the Bank also is paid a fee of $1,800 for each regular meeting of the Board of Directors of the Bank attended. Directors of the Company and the Bank also receive a fee of $400 for each regular committee meeting of the Board attended and $900 for each special Board meeting attended. The Audit Committee Chair receives an annual retainer of $400.

      DIRECTORS' DEFERRED COMPENSATION PLAN. The Company and the Bank maintain plans under which members of their Boards of Directors may elect to defer receipt of all or a portion of their director's fees. Under the plans, the Company and the Bank are obligated to repay the deferred fees, semi-annually over a five year period together with interest at a stated rate, upon the participating director's resignation from the Board of Directors. During the year ended March 31, 2004, no director deferred funds pursuant to these deferred compensation plans.

      DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 2001 Stock Option Plan for Non-Employee Directors (the "2001 Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. On July 24, 2001, the stockholders of the Company approved the 2001 Directors' Plan. For the year ended March 31, 2004, each non-employee Director received a grant of 4,000 stock options. The exercise price of such options is the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan become vested and exercisable six months from the date of grant.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee (the "Committee") of the Board of Directors is responsible for developing compensation guidelines reflected in the compensation program offered to the executive officers of the Company and Bank.

      The members of the Committee of both the Company and Bank are identical.

      Officers of the Company are not separately compensated for their service in such capacity and are paid only for their service as officers of the Bank. An affiliated interest agreement exists between the Company and Bank, which seeks to fairly reimburse the Bank for activities of any officer or employee on behalf of the Company. The agreement is reviewed annually by both regulators and auditors.

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Committee has prepared the following report for inclusion in this proxy statement.

      The Committee is responsible for developing overall compensation guidelines utilized in the compensation program provided to the executive officers of the Company and Bank. In addition to compensation and benefits, the Committee of the Company also has exclusive jurisdiction over the administration of all Stock Option Plans and/or Management Recognition Plans. This oversight extends to any grants or awards made during the year. During the 2004 fiscal year, the Committee met two (2) times.

GENERAL COMPENSATION POLICIES

      In determining the general salary and benefit policies and procedures, the Committee uses outside consultants, market studies, and published compensation data to review competitive rates of pay, to establish salary ranges, and to arrive at base salary and bonus pay levels. The compensation survey information is drawn from both national and regional financial research organizations that report compensation practices and salary levels for executive positions at comparable size financial institutions, specifically thrifts and community banks.

      During the 2004 fiscal year, one consultant study was engaged. The study focused on executive-level compensation. The results of this study was incorporated in the Committee's deliberations.

      With respect to the Company's officers other than the President, the Committee considered salary and bonus recommendations prepared by the President or other executive officers to determine fiscal 2004 compensation. The Committee's objective is to offer competitive compensation programs in order to attract and retain those key officers who are crucial to the long-term success of the Company and the Bank.

      In general, the Committee designed a compensation package in which a significant portion of the compensation paid to senior management is incentive-based. Those individuals have more control and influence over the direction and performance of the Company and the Bank. In this way, a direct link is established between executive compensation and annual, as well as long-term, performance of the Company and the Bank. Integration of all decisions regarding stock options and/or restricted stock grants insures the Committee that the compensation package is viewed in its entirety on an annual basis.

      Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.

EXECUTIVE COMPENSATION

      The compensation package offered executive officers of the Company and the Bank incorporates the Committee's desire to mix and balance various components such as salary, short- and long-term incentives, stock options and restricted stock, as well as benefits available under the various employee plans.

      The Committee closely monitors those elements believed to enhance shareholder value. Included in that analysis are such items as the absolute level of profits, earnings per share (EPS), return on average equity (ROE), return on average assets (ROA), operational efficiency (efficiency ratio) as well as the attainment of personal or unit goals. Of all the financial statistics evaluated, return on average equity is considered most important.

      The Committee utilizes a peer group (as designed by an outside consultant) which includes investor-owned Midwestern thrifts, savings banks, and commercial banks of similar size, organizational complexity, geographic location, and structure. It is the sole discretion of the Committee as to the interpretation of, or weight, given to each performance measure and its translation into short-term awards. The Committee recognizes that, through consolidation, the peer group does change in its absolute makeup. The Committee authorizes all new peer group members as these changes occur. The Committee is highly desirous of causing the short-term incentive plan to be consistent in its application from year to year. The Committee continues to believe in its effectiveness in motivating senior management.

      Stock option grants, with deferred vesting, provide the basis for a long-term incentive program. The objective of these options is to create a link between executive compensation and long-term Company performance. In determining the appropriate level of stock-based allotments, the Committee considers the Executive's contribution toward Company and Bank performance. To encourage growth in shareholder value, stock options are granted to key management personnel who are in a position and have the responsibility to make a substantial contribution to the long-term success of the Company. The Committee believes this focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. While the Committee has not required senior officers to hold specified amounts of Company stock, they are encouraged to do so. During the past year, modest amounts of bonus compensation were targeted as an incentive for senior officers to increase their ownership of the Company's stock.

      The Committee granted stock options to the executive management group as well as other non-executive officers during fiscal 2004. The Executive Management Group is comprised of Messrs. D. Timmerman, Cattelino, Helser, Bertucci, Nichols, Osterholz and M. Timmerman. Mr. D. Timmerman received a grant of 50,000 options; a total of 144,200 options were granted to all executive management and other non-executive officers. In addition, Management Recognition Plan shares were awarded to D. Timmerman in the amount of 5,000. In the case of the stock option grants, the value of the option will be completely dependent on the future market value of the common stock.

      The Committee's policy with respect to other employee benefit plans is to provide competitive benefits to employees of the Company and the Bank, including executive officers. A competitive comprehensive benefit program is essential to achieving the goal of retaining and attracting highly qualified employees.

      Under Section 162(m) of the Internal Revenue Code, as amended, the tax deduction by corporate taxpayers is limited with respect to the compensation of certain executive officers above specified limits unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon current compensation levels and the Committee's commitment to link compensation with performance as described in this report, the Committee currently intends to qualify compensation paid to the executive officers of the Company and the Bank for deductibility by the Company under Section 162(m) of the Internal Revenue Code.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The compensation paid for fiscal 2004 to the Chief Executive Officer of the Company and the Bank, Douglas Timmerman, reflects the considered judgment of the Committee embracing the policy and process described previously.

      Mr. Timmerman's base salary was $542,375 for fiscal 2004. This is an increase of 4.98% over fiscal 2003. In determining the Chief Executive Officer's salary, the Committee continued to consider salaries offered by investor owned banks and financial service institutions nationwide, incorporating the consultant's study referred to previously. The Bank had its second most profitable year and return on shareholder equity was 15.82%. Cash dividends were increased by 10.0% to .44 per share annually. In establishing the Chief Executive Officer's salary, the Committee also considered the President's contribution to controlling the Bank's operating expenses and his contribution to the community through his involvement with various charitable and civic groups.

      Taking note of the Company's achievements during the year, Mr. Timmerman was granted an incentive award of $206,000 (37.98% of salary). The bonus was contingent upon the achievement of goals and targets as determined by the Committee. In addition to the MRP shares previously noted, 10,000 shares of Company stock were allocated to the Deferred Compensation Trust for his account as part of his payout under the Short-Term Incentive Plan.

Dated April 29, 2004.

                                            Respectfully submitted:

                                            Donald D. Kropidlowski, Director
                                            Greg M. Larson, Director
                                            Pat Richter, Director

PERFORMANCE GRAPH

      The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period since March 31, 1999 with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies) and (ii) the yearly cumulative total return on the stocks included in the Media General Peer Group Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                                           LEGEND
                ------------------------------------------------------------
                Anchor BanCorp            Media General         Nasdaq Stock
                Wisconsin Inc.          Peer Group Index         Market(U.S)
----------------------------------------------------------------------------
3/31/1999        $   100.00             $    100.00             $  100.00
3/31/2000        $   104.86             $     77.04             $  184.14
3/31/2001        $    93.44             $    127.80             $   75.79
3/31/2002        $   137.58             $    145.88             $   76.74
3/31/2003        $   153.34             $    157.39             $   56.28
3/31/2004        $   179.74             $    231.55             $   84.00

EMPLOYMENT AND SEVERANCE AGREEMENTS

      The Company and the Bank (collectively the "Employers") have entered into employment agreements with Messrs. Douglas Timmerman, Cattelino and Helser pursuant to which the Employers agreed to employ these persons in their current positions for a term of three years, two years and two years, respectively, at their current salaries of $560,000, $158,250 and $158,250, respectively. On an annual basis, the Board of Directors of the Employers may extend the employment term for an additional year, following an explicit review by such Boards of Directors of the officer's employment under the employment agreement. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, retirement or death. In the event that the officer's employment is terminated due to disability, as defined, he shall be paid 100% of his salary at the time of termination for a period of one year after termination and thereafter an annual amount equal to 75% of such salary for any remaining portion of the employment term, which amounts shall be offset by payments received from any disability plans of the Employers and/or any governmental social security or workers compensation program. In the event that, prior to a Change in Control, as defined, (i) the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, the officer shall be entitled to (i) severance payments for a 36-month period in the case of Mr. D. Timmerman, and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment, and (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation and stock compensation plans) until the earlier of expiration of the applicable severance period and the officer's obtainment of full time employment by another employer which provides substantially similar employee benefits at no cost to the officer. In the event that the officer's employment is terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, or the officer terminates his employment under such circumstances because certain adverse actions are taken by the Employers with respect to the officer's employment during the 24-month period and 12-month period following a Change in Control in the case of Mr. D. Timmerman and Messrs. Cattelino and Helser, respectively, the officer would be entitled to (i) severance payments for a 36-month period in the case of Mr. D. Timmerman and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment plus the total bonus and incentive compensation paid to or vested in the officer on the basis of his most recently completed calendar year of employment, (ii) the benefits specified in clause (ii) in the immediately preceding sentence for the applicable severance period and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. A Change in Control is defined in the employment agreements to include any change in control of the Company or the Bank that would be required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the outstanding voting securities of the Company or the Bank and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period. Utilizing the bonus amounts for fiscal 2004 as reflected in the summary compensation table for purposes of the severance payment calculation, severance pay in the event of a Change in Control would amount to approximately $2,298,000, $451,836, and $451,836 for Messrs. D. Timmerman, Cattelino and Helser, respectively.

      The Company and the Bank also have entered into severance agreements with Messrs. Osterholz, Weimert, Bertucci, Nichols and Mark Timmerman. Pursuant to these agreements, an officer would receive specified benefits in the event that his employment was terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, as defined above, or the officer terminated his employment under such circumstances because certain adverse actions were taken by the Employers with respect to the officer's employment. The benefits payable under such circumstances consist of
(i) severance payments for a 12-month period or, at the officer's option, a single cash payment in an amount equal to the amount that would have been paid over the severance period, (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation or stock compensation plans of the Employers) until the earlier of expiration of the 12-month severance period and the officer's obtainment of full-time employment by another employer which provides substantially similar benefits at no cost to the officer and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. The aggregate amounts to be received under the severance agreements range from $124,500 to $160,000.

      The employment agreements and the severance agreements provide that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

DEFERRED COMPENSATION AGREEMENT

      In December 1986, the Bank and Mr. Douglas Timmerman entered into a deferred compensation agreement pursuant to which the Bank agreed to pay Mr. Timmerman or his beneficiary the sum of $300,000 over ten years upon his retirement, death, disability, termination without his consent, or termination for health reasons. This agreement was amended in July 1992 to provide that the amount to be distributed thereunder shall be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could be purchased in the initial public offering of Common Stock by the Company with $300,000 (regardless whether such shares actually were purchased in this manner). The Bank funded the payment of shares under the deferred compensation agreement by initially contributing $300,000 (which it previously had expensed for financial statement reporting purposes) and an additional $90,000 to a rabbi trust (the "Trust") which purchased 30,000 shares of Common Stock in the open market following consummation of the initial public offering. In June 2003, the Company contributed 10,000 shares of Common Stock for the benefit of Mr. Timmerman. The shares of Common Stock held in the Trust are voted by an independent trustee prior to distribution to Mr. Timmerman in accordance with the terms of the deferred compensation agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND EXCESS BENEFIT PLAN

      In fiscal 1994, the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in order to supplement the retirement benefits of Mr. Douglas Timmerman, and any other officers of the Bank who may be designated pursuant to the SERP, to be received pursuant to the Company's Retirement Plan and the ESOP. Under the SERP, upon retirement from the Company or the Bank at or after the participant's normal retirement date of age 62, a participant shall be entitled to receive an annual retirement benefit equal to the product of (i) 60% of the participant's final average earnings and (ii) a factor, no greater than one, the numerator of which is the participant's years of service and the denominator of which is 15 (the "accrued benefit"). A participant who, with the consent of the administering committee, retires after the early retirement date of age 55 but prior to the normal retirement date is entitled to receive an annual benefit equal to the vested amount of his or her accrued benefit as of the retirement date, as defined in the SERP, reduced by a factor of .25% for each full month by which the date of retirement precedes the participant's normal retirement date. "Final average earnings" is defined in the SERP to mean the average of the highest annual "considered compensation" received by a participant during any three of the current and preceding five calendar years. The Company does not believe that "considered compensation," as defined, differs substantially (by more than 10%) from that set forth in the Summary Compensation Table set forth above. At March 31, 2004, Mr. D. Timmerman's final average earnings amounted to $652,900 and Mr. D. Timmerman had 26 years of service with the Bank for purposes of the SERP.

      During fiscal 1994, the Bank also adopted an Excess Benefit Plan ("EBP") for the purpose of permitting employees of the Bank who may be designated pursuant to the EBP to receive certain benefits that the employee otherwise would be eligible to receive under the Company's Retirement Plan and ESOP, but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code. During fiscal 1994, Mr. Douglas Timmerman was designated as a participant in the EBP, during fiscal 1995 Messrs. Helser and Cattelino were designated as participants in the EBP and during fiscal 2004 Mr. Mark Timmerman was designated as a participant in the EBP. Pursuant to the EBP, during any fiscal year the Bank generally shall permit a participant to defer the excess of (i) the amount of salary that a participant would have been able to defer under the Retirement Plan but for limitations in the Internal Revenue Code over (ii) the actual amount of salary actually deferred by the participant pursuant to the Retirement Plan (provided that the participant executes a supplemental deferral agreement at the times and in the manner set forth in the
EBP). The EBP also generally provides that during any fiscal year the Bank shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Bank on behalf of the participant but for limitations in the Internal Revenue Code, less the actual amount of matching contributions actually made by the Bank on behalf of the participant. Finally, the EBP generally provides that during any fiscal year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Internal Revenue Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 30 days after the end of each fiscal year. Amounts credited for fiscal 2004 were $80,932, $2,540, and $2,211, for Messrs. D. Timmerman, Helser, and Cattelino, respectively.

      During fiscal 1994, the Bank also amended the Trust to permit contributions by the Bank to fund the Bank's obligations under the SERP and the EBP. In April 2001, the Company amended the EBP to provide that amounts credited to the participant's account thereunder shall be treated as if they were actually invested in shares of Common Stock as the sole investment choice.

INDEBTEDNESS OF MANAGEMENT

      Directors, officers and employees of the Company and its subsidiaries are permitted to borrow from the Bank in accordance with the requirements of federal and state law. All loans made by the Bank to directors and executive officers or their related interests have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management of the Company that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features. As of March 31, 2004, the Bank had $21.0 million of loans outstanding to directors and executive officers of the Company and its subsidiaries and their related interests.

               PROPOSAL TO APPROVE THE 2004 EQUITY INCENTIVE PLAN
                                 (PROPOSAL TWO)

      Since 1992, we have emphasized the grant of stock options at market rate exercise prices as a means of providing long-term incentive compensation to, and encouraging a long-term commitment by, a broad number of our employees. These grants have been made pursuant to the 1995 Stock Incentive Plan and a predecessor stock option plan. As of March 31, 2004, 221,990 shares of Common Stock remained available for grant pursuant to the 1995 Stock Incentive Plan.

      We believe that stock options and other stock compensation have enhanced our ability to meet our long-term goals and intend to continue to utilize this means of compensation for our employees. The number of shares remaining for grant under the 1995 Stock Incentive Plan, however, is insufficient to permit awards which we expect to make in future years pursuant to our normal compensation practices. Accordingly, on April 29, 2004, our board of directors unanimously adopted, subject to stockholder approval at the annual meeting, the 2004 Equity Incentive Plan. If the 2004 Equity Plan is adopted, no further grants will be made under the 1995 Stock Incentive Plan and the shares of Common Stock previously available for grant under the 1995 Stock Incentive Plan will be available for grant under the 2004 Equity Plan.

      Our board of directors unanimously recommends that stockholders approve the 2004 Equity Plan. If the 2004 Equity Plan is approved by stockholders, certain awards made under the 2004 Equity Plan will be eligible to be "qualified performance-based compensation" that is exempt from the $1.0 million deduction limit imposed on publicly-held corporations by Section 162(m) of the Internal Revenue Code (as described below) and up to 921,990 shares of Common Stock will be authorized and available for issuance pursuant to awards granted under the 2004 Equity Plan (700,000 shares plus 221,990 shares available for grant under the 1995 Stock Incentive Plan as of April 29, 2004 or that thereafter become available for issuance under such plan in accordance with its terms as in effect on such date).

      The following brief description of the material features of the 2004 Equity Plan is qualified in its entirety by reference to the full text of the 2004 Equity Plan, a copy of which is attached to this proxy statement as Appendix B.

HIGHLIGHTS OF THE 2004 EQUITY PLAN

      The 2004 Equity Plan contains a number of provisions which we believe are consistent with the interests of stockholders and sound corporate governance practices. These include:

      - NO STOCK OPTION REPRICINGS. The 2004 Equity Plan prohibits the repricing of stock options without the approval of our stockholders. This provision applies to both direct repricings - lowering the exercise price of a stock option - and indirect repricings -canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

      - LIMITATION ON SHARES ISSUED OTHER THAN FOR STOCK OPTIONS. Under the 2004 Equity Plan, no more than 300,000 shares of Common Stock (which is equal to approximately 30% of the total number of shares reserved for issuance thereunder) may be awarded in the form of restricted stock or restricted stock units which are not subject to the achievement of a performance target or targets.

      - NO DISCOUNT STOCK OPTIONS. The 2004 Equity Plan prohibits the grant of a stock option with a per share exercise price which is less than the fair market value of a share of Common Stock on the date the stock option is granted. Similarly, stock appreciation rights must have a per share grant price which is equal to the fair market value of a share of Common Stock on the date the award is granted.

      - MINIMUM ONE-YEAR VESTING PERIOD FOR ALL AWARDS. The 2004 Equity Plan generally requires a minimum vesting period of one year for all awards, including stock options, which may be granted thereunder.

      - MINIMUM THREE-YEAR VESTING PERIOD FOR RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Under the 2004 Equity Plan, the minimum vesting period for restricted stock, restricted stock units and other stock-based awards, as defined, which are not earned based on the Company's achievement of specified performance goals or provided in lieu of base salary or annual bonus is three years.

      - NO "EVERGREEN" PROVISION. The 2004 Equity Plan provides for a fixed allocation of shares, thereby requiring shareholder approval of any additional allocation of shares.

ADMINISTRATION OF THE 2004 EQUITY PLAN

      The 2004 Equity Plan will be administered by the Compensation Committee of our board of directors, which shall be composed of not less than the minimum number of persons from time to time required by:

      - Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3, shall be a "non-employee director" within the meaning of Rule 16b-3, as from time to time amended, and

      - applicable listing or quotation requirements relating to the shares of Common Stock, each of whom, to the extent necessary to comply with such requirements, shall be "independent" directors within the meaning of such requirements.

      With respect to any employee who is a "covered employee" as defined in
Section 162(m)(3) of the Internal Revenue Code and the regulations thereunder, however, the 2004 Equity Plan shall be administered by the Compensation Subcommittee of the Compensation

Committee of our board of directors (the "Subcommittee"), which shall consist of two or more members of the board appointed by the board who qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code.

      The Committee has, among other powers, the power to interpret and administer the 2004 Equity Plan and any instrument or agreement relating thereto, as well as to establish, amend, suspend or waive such rules and regulations as it shall deem appropriate in connection with its administration of the 2004 Equity Plan.

      The Committee or Subcommittee has the discretion to determine the number and type of awards to be awarded to any participant, subject to the following limitations:

      - in no event shall a participant receive an award or awards under the 2004 Equity Plan during any one calendar year covering in the aggregate more than 150,000 shares of Common Stock (whether such award or awards may be settled in shares of Common Stock, cash or any combination thereof); and

      - in no event shall there be granted during the term of the 2004 Equity Plan restricted stock or restricted stock units which are not subject to the achievement of a performance target or targets covering more than an aggregate of 300,000 shares of Common Stock.

TYPES OF AWARDS WHICH MAY BE GRANTED UNDER THE 2004 EQUITY PLAN

      Stock Options. The Committee or Subcommittee may grant stock options under the 2004 Equity Plan to purchase Common Stock, including options which are intended to qualify as incentive stock options under the Internal Revenue Code and options which are not intended to so qualify, or non-qualified options. The purchase price of a share of Common Stock under each type of option shall not be less than the fair market value of a share of Common Stock on the date the option is granted. Options shall be exercisable in accordance with the terms established by the Committee or the Subcommittee, provided that options may not have a term which exceeds ten years and shall have a vesting period of no less than one year, except in the event of a change in control of the Company and, in the sole discretion of the Committee or Subcommittee, in the event of the participant's death, disability or retirement. The full purchase price of each share of Common Stock purchased upon the exercise of any option shall be paid at the time of exercise of the option. The purchase price shall be payable in cash or, if and to the extent permitted by the Committee or Subcommittee, in Common Stock or in a combination of cash and Common Stock, provided that the combined value of all cash and the fair market value of any shares of Common Stock so tendered for payment to the Company is at least equal to the option price as of the date of such tender.

      Stock Appreciation Rights. The Committee or Subcommittee may grant under the 2004 Equity Plan a stock appreciation right in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. Stock appreciation rights shall be exercisable in accordance with the terms established by the Committee or Subcommittee, provided that stock appreciation rights shall have a vesting period of no less than one year, except in the event of a change in control of the Company and, in the sole discretion of the Committee or Subcommittee, in the event of the participant's death, disability or retirement. A stock appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares of Common Stock on the exercise date exceeds an exercise price established by the Committee or Subcommittee, which shall not be less than 100% of the fair market value of the Common Stock at the time the stock appreciation right is granted. Such excess amount shall be payable in Common Stock, in cash, or in a combination thereof, as determined by the Committee or Subcommittee.

      Restricted Stock and Restricted Stock Units. The Committee or Subcommittee may grant under the 2004 Equity Plan shares of restricted stock, which are shares of Common Stock which are subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events, as determined by the Committee or Subcommittee, and restricted stock units, which are similarly subject to a substantial risk of forfeiture and may be settled either by the delivery of one share of Common Stock for each restricted stock unit or in cash in an amount equal to the fair market value of one share of Common Stock for each restricted stock unit, as determined by the Committee or the Subcommittee. Any such awards shall be subject to such conditions and have such terms as may be determined by the Committee or Subcommittee, provided that restricted stock and restricted stock units which have not been granted in lieu of base salary or bonuses or which have a restriction based on completion of a specified period of service with the Company without the Company's achievement of a performance goal determined by the Committee or Subcommittee shall have a minimum vesting period of three years from the date of grant, except in the event of a change in control of the Company and, in the sole discretion of the Committee or Subcommittee, in the event of the participant's death, disability or retirement.

      Other Stock-Based Awards. The Committee or Subcommittee may grant under the 2004 Equity Plan an other stock-based award, which is any award of shares of Common Stock or other award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock which is not described above and is deemed by the Committee or Subcommittee to be consistent with the purposes of the 2004 Equity Plan. The Committee or Subcommittee shall determine the terms and conditions of any other stock-based award and whether such awards shall be paid in cash, shares of Common Stock or in a combination thereof, provided that an other stock-based award which is not granted in lieu of base salary or bonuses or which is not subject to the Company's achievement of a performance goal determined by the Committee or Subcommittee shall have a minimum vesting period of three years from the date of grant, except in the event of a change in control of the Company and, in the sole discretion of the Committee or Subcommittee, in the event of the participant's death, disability or retirement.

      Performance Awards. Section 162(m) of the Internal Revenue Code precludes a publicly-held corporation from claiming a compensation deduction for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer. This limitation does not apply, however, to "qualified performance-based compensation." Because stock options and stock appreciation rights granted under the 2004 Equity Plan must have a per share exercise price equal at least to the fair market value of a share of Common Stock on the date of grant and because the 2004 Equity Plan limits the number of shares that may be the subject of awards granted to any participant during any calendar year, compensation from the exercise of stock options and stock appreciation rights should be treated as "qualified performance-based compensation" for purposes of
Section 162(m).

      In addition, under the 2004 Equity Plan, the Committee or Subcommittee shall have sole and complete authority to determine the extent to which an award of restricted stock, restricted stock units or other stock-based awards shall be subject to the achievement of one or more performance goals over one or more performance periods. For awards intended to result in deductible "qualified performance-based compensation," any such performance goal and performance period shall be determined by the Subcommittee within the time prescribed by
Section 162(m) of the Internal Revenue Code and the regulations thereunder in order for the performance goal to be considered "pre-established" for this purpose.

      Subject to the terms of the 2004 Equity Plan, the Committee or Subcommittee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award.

      Performance awards may be paid in a lump sum or in installments following the close of the performance period, provided that no full and/or partial payment of a performance award granted under the 2004 Equity Plan may be made to a covered employee within the meaning of Section 162(m) of the Internal Revenue Code until the Subcommittee has certified in writing the attainment by the Company of the applicable performance goal or performance goals over the applicable performance period or performance periods.

      The Subcommittee may utilize objective criteria to establish corporate performance goals with respect to an award to a covered employee for purposes of
Section 162(m) of the Internal Revenue Code based on one or more of the following measures:

      -     net income;

      -     net income before taxes;

      -     operating earnings;

      -     cash earnings;

      -     operating cash earnings;

      -     cash flow;

      - financial return ratios, including, but not limited to, return on average assets, return on tangible total assets, return on average stockholders' equity, return on average tangible stockholders' equity, average stockholders' equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, non-interest income to total revenue ratio and net interest margin;

      -     total stockholder return;

      -     earnings per share;

      -     operating earnings per share;

      -     cash earnings per share;

      -     other balance sheet or income statement items;

      -     stock price;

      -     market share; or

      -     project completion.

      Approval of the 2004 Equity Plan by the stockholders of the Company also will constitute approval of the foregoing measures for purposes of Section 162(m) of the Code. Performance goals with respect to participants who are not covered employees for purposes of Section 162(m) also may be based on any other objective performance goals as may be established by the Committee for a performance period.

AWARD AGREEMENTS AND CERTAIN AWARD TERMS

      Each award will be evidenced by an award agreement that will be delivered to the participant specifying the terms and conditions of the award and any rules applicable to such award. Upon a "change in control" of the Company, as defined in the 2004 Equity Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Awards will be nontransferable; however, an award may be transferable under the 2004 Equity Plan to the extent determined by the Committee or Subcommittee and set forth in the applicable award agreement if such award agreement provisions do not disqualify such award for exemption under Rule 16b-3, if such award is not intended to qualify for exemption under Rule 16b-3 or, with respect to awards which are incentive stock options, if such provisions do not prevent the incentive stock options from qualifying as such under applicable laws and regulations.

ELIGIBLE PARTICIPANTS

      Under the 2004 Equity Plan, any employee of the Company or the Company's affiliates who is not a member of the Committee may be designated by the Committee as a participant and receive awards thereunder. This currently includes the chief executive officer, who is a director, six other senior executive officers and, as of March 31, 2004, approximately 975 other employees. Non-employee directors of the Company are not eligible to receive awards under the 2004 Equity Plan.

SHARES RESERVED UNDER THE 2004 EQUITY PLAN

      The number of shares of Common Stock that may be issued pursuant to the 2004 Equity Plan is 921,990 (700,000 shares plus 221,990 shares available for grant under the 1995 Stock Incentive Plan as of April 29, 2004 or that thereafter become available for issuance under such plan in accordance with its terms as in effect on such date).

      If, after the effective date of the 2004 Equity Plan, any shares of Common Stock covered by an award granted under the 2004 Equity Plan, or to which such an award relates, are forfeited, or if such an award is settled for cash or otherwise terminates or is canceled without the delivery of shares, then the shares of Common Stock covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become shares with respect to which awards may be granted. In the event that any option or other award granted under the 2004 Equity Plan is exercised through the delivery of shares of Common Stock or in the event that withholding tax liabilities arising from such award are satisfied by the withholding of shares of Common Stock by the Company, the number of shares of Common Stock available for awards under the 2004 Equity Plan shall be increased by the number of shares so surrendered or withheld. Notwithstanding any other provision of the 2004 Equity Plan to the contrary, the aggregate number of shares of Common Stock that may be issued under the plan upon the exercise of incentive stock options shall not be increased by any of the actions set forth in the two immediately preceding sentences to the extent that such an increase is not permitted by applicable regulations under Section 422 of the Internal Revenue Code.

      The total number of shares of Common Stock that may be issued pursuant to the 2004 Equity Plan is subject to adjustment by the Committee in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding Common Stock. The shares issuable under the 2004 Equity Plan may be from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

EFFECTIVE DATE

      The 2004 Equity Plan will not become effective unless and until it is approved by the holders of a majority of the shares of Common Stock at the annual meeting, and the date of any such approval will be its effective date. The 2004 Equity Plan shall remain in effect until the earlier of the date that no additional shares of Common Stock are available for issuance under the 2004 Equity Plan, the date that the 2004 Equity Plan has been terminated in accordance with its terms or the close of business on the tenth annual anniversary of the effective date of the 2004 Equity Plan.

AMENDMENT AND TERMINATION OF THE 2004 EQUITY PLAN AND AWARDS THEREUNDER

      The board of directors of the Company may amend, alter, suspend, discontinue or terminate the 2004 Equity Plan or any portion thereof at any time, provided that no such action shall be made that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted without the consent of the affected participant, holder or beneficiary, or that without the approval of the stockholders of the Company would:

            - except as provided in the 2004 Equity Plan in connection with adjustments to the outstanding Common Stock, increase the total number of shares with respect to which awards may be granted under the 2004 Equity Plan;

            - change the employees or class of employees eligible to participate in the 2004 Equity Plan;

            - reduce the exercise price for options and stock appreciation rights by repricing or replacing such awards; or

            - change the performance goals which may be established for performance awards.

      The Committee or Subcommittee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted under the 2004 Equity Plan, prospectively or retroactively, provided that any such action that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary. Moreover, except as provided in the 2004 Equity Plan in connection with adjustments to the outstanding Common Stock or unusual or nonrecurring events as determined by the Committee or Subcommittee, the Committee or Subcommittee shall not have the authority to cancel any outstanding option or stock appreciation right and issue a new option or stock appreciation right in its place with a lower exercise price without the approval of the stockholders of the Company.

NEW PLAN BENEFITS

      No awards have been granted under the 2004 Equity Plan. Because awards under the 2004 Equity Plan are discretionary, no awards are determinable at this time.

      For information regarding options granted under the 1995 Stock Incentive Plan to our five most highly-compensated executive officers during the fiscal year ended March 31, 2004, see "Option Grants in Last Fiscal Year" above. In addition to the data shown in that table, in the fiscal year ended March 31, 2004 options to purchase an aggregate of 54,700 shares of Common Stock were granted to all executive officers as a group and an aggregate of 28,500 shares of Common Stock were granted to all other employees as a group. All options granted by us in the fiscal year ended March 31, 2004 had a per share exercise price equal to the market value of a share of Common Stock on the date of grant.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

      Set forth below is a summary of certain federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the 2004 Equity Plan.

      Incentive Stock Options. No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Internal Revenue Code. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant and within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss realized will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

      If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options, and the Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company. If the shares of Common Stock acquired upon exercise of an incentive stock option decline in value after the date of exercise, however, the ordinary income recognized by the optionee is limited to the difference between the sales price and the amount paid for the shares.

      An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee. If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option.

      Nonqualified Stock Options. No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the 2004 Equity Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

      If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock. In general, Common Stock issued upon exercise of an option or stock appreciation right granted under the 2004 Equity Plan will be transferable and not subject to a risk of forfeiture at the time issued.

      Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant generally will be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company generally will be entitled to a deduction equal to the amount includable as ordinary income by such participant.

      Restricted Stock. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under
Section 83(b) of the Internal Revenue Code). The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant.

      Restricted Stock Units. A participant who is awarded restricted stock units will not recognize income at the time of grant. When a participant receives payment for restricted stock units in shares of Common Stock or cash, the fair market value of the shares or the amount of the cash received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. However, if there is a substantial risk that any shares of Common Stock used to pay out earned restricted stock units will be forfeited (for example, because the Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses. In this case, the participant can elect to make an election under Section 83(b) of the Internal Revenue Code, as described above. the Company can take the deduction at the time the ordinary income is recognized by the participant.

      Other Stock-Based Awards. The federal income tax treatment of other stock-based awards which may be granted under the 2004 Equity Plan will depend on the specific terms of such awards.

      Parachute Payments. The acceleration of the vesting or payment of an award under the 2004 Equity Plan in connection with a change in control of the Company may, depending upon the individual circumstances of the participant, cause certain amounts attributable thereto to be treated as "excess parachute payments" as defined in Section 280G of the Internal Revenue Code. "Excess parachute payments" are not deductible by the Company for purposes of the Internal Revenue Code and the employee is subject to a 20% federal excise tax thereon in addition to regular income taxes.

      Deduction Limit for Certain Executive Compensation. As noted above,
Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-held corporation to its chief executive officer and the four other most highly-compensated executive officers. Compensation that qualifies as "qualified performance-based" compensation is not subject to the $1.0 million limit. The 2004 Equity Plan has been structured to permit awards and payments that will satisfy the requirements applicable to "qualified performance-based" compensation.

      Withholding. The Company or any affiliate is authorized to withhold from any award under the 2004 Equity Plan, from any payment due or transfer made under any award or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of any award, its exercise or any payment or transfer under an award or under the 2004 Equity Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee or Subcommittee may provide for additional cash payments to holders of awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any award, but only in the case of a covered employee to the extent permitted by Section 162(m) of the Internal Revenue Code.

      The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change (in some cases retroactively), as are their interpretations, and their application may vary in individual circumstances (including without limitation in the case of persons who are subject to Section 16 of the Exchange Act and regulations thereunder.) Finally, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL THREE)

      The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending March 31, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

      The Company has been advised by Ernst & Young that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent auditors and clients. Ernst & Young will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

                              STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in July 2005, must be received at the principal executive offices of the Company, 25 West Main Street, Madison, Wisconsin 53703, Attention: Mark D. Timmerman, Executive Vice President, Secretary, and General Counsel , no later than February 11, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.17 of the Company's Bylaws, which provide that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of `the proxy materials by the Company for the immediately preceding annual meeting. Stockholder proposals for the company's next annual meeting to be held in July 2005, which are not intended to be included in the company's proxy materials for such meeting, must be received at the company's executive offices by April 11, 2005. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

                                 ANNUAL REPORTS

      A copy of the Company's Annual Report on Form 10-K for the year ended March 31, 2004 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

      We are not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

            Audit Committee Charter of Anchor BanCorp Wisconsin Inc.

                   ORGANIZATION, MEMBERSHIP AND QUALIFICATIONS

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

The committee shall be appointed by the board of directors and be comprised of at least three directors, each of whom shall (1) meet the independence requirements of the Nasdaq Stock Market, the SEC, and other applicable law, (2) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (3) have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. In addition, at least one member of the audit committee must be an audit committee financial expert within the meaning of the SEC's rules, which is a person who has the following attributes: (a) an understanding of generally accepted accounting principles (GAAP) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (c) experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in those activities; (d) an understanding of internal control over financial reporting; and (e) an understanding of audit committee functions. The audit committee financial expert shall have attained these attributes through:
(1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (2) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (3) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (4) other relevant experience.

Each member of the committee shall be free from any relationship which would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a member of the committee.

                           PURPOSE AND GENERAL POWERS

The audit committee's primary purpose is to provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain and foster free and open communication among the committee, independent auditors, the internal auditors and management of the Company.

The audit committee is empowered to appoint, compensate and oversee the work of the Company's independent auditors and to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage and retain independent counsel and other advisors as it determines necessary to carry out its duties. The audit committee is also empowered to determine and provide for the payment of compensation to the Company's independent auditors and to such counsel and other advisors as the committee deems necessary or appropriate.

                     RESPONSIBILITIES, PROCESSES, AND DUTIES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal responsibilities, processes and duties of the audit committee. The committee may supplement them as appropriate.

- In its capacity as a committee of the board of directors, the committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors, subject to the de minimus exceptions to pre-approval permitted for non-audit services, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

- At least annually, the committee shall obtain and review a report by the independent auditors describing:

      -     The firm's internal quality control procedures

      - Any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues

      - All relationships between the independent auditor and the Company (to assess the auditor's independence).

      In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and applicable stock exchange listing standards

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risk, and legal and ethical compliance programs.

- The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the internal auditors and independent auditor any audit problems or difficulties and management's response.

- The committee shall receive regular reports from the independent auditors on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principals that have been discussed with management.

- The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

- The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The Chair of the committee may represent the entire committee for the purposes of this review.

- The committee shall review the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

- The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

- The committee shall review and approve of all related party transactions, subject to any exceptions permitted by applicable stock exchange rules.

- The committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters considered at each committee meeting with, the board of directors.

- The committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

- The committee shall investigate any matter brought to its attention within the scope of its duties.

                                                                      APPENDIX B

                          ANCHOR BANCORP WISCONSIN INC.
                           2004 EQUITY INCENTIVE PLAN

SECTION 1. Purpose. The purposes of the Anchor BanCorp Wisconsin Inc. 2004 Equity Incentive Plan are to promote the interests of Anchor BanCorp Wisconsin Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Affiliates; (ii) motivating such employees by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

      "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

      "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Other Stock-Based Award or Performance Award.

      "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

      "Board" shall mean the Board of Directors of the Company.

      "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or any successor thereto, provided that, without limiting the foregoing, a change in control also shall mean the occurrence of any of the following events:

            (i)   any "person" (as defined in Section 3(a)(9) of the Exchange
      Act) or "group" of persons (as provided under Rule 13d-3 under the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 or otherwise under the Exchange Act), directly or indirectly (including as provided in Rule 13d-3(d)(1) under the Exchange Act), of capital stock of the Company the holders of which are entitled to vote for the election of directors ("voting stock") representing that percentage of the Company's then outstanding voting stock (giving effect to the deemed ownership of securities by such person or group, as provided in Rule 13d-3(d)(1) the Exchange Act, but not giving effect to any such deemed ownership of securities by another person or group) equal to or greater than twenty-five percent (25%) of all such voting stock;

            (ii) during any period of twenty four consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); and

            (iii) there shall be consummated any consolidation, merger, stock for stock exchange or similar transaction (collectively, "Merger Transactions") involving securities of the Company in which holders of voting stock of the Company immediately prior to such consummation own, as a group, immediately after such consummation, voting stock of the Company (or, if the Company does not survive the Merger Transaction, voting securities of the corporation surviving such transaction) having less than 50% of the total voting power in an election of directors of the Company (or such other surviving corporation).

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" shall mean the Compensation Committee of the Board, which shall be composed of not less than the minimum number of persons from time to time required by (i) Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3, shall be a "non-employee director" within the meaning of Rule 16b-3, as from time to time amended, and (ii) applicable listing or quotation requirements relating to the Shares, each of whom, to the extent necessary to comply with such requirements, shall be "independent" directors within the meaning of such requirements, provided that, with respect to any Covered Employee, "Committee" shall mean the Compensation Subcommittee of the Compensation Committee of the Board, which shall consist of two or more members of the Board appointed by the Board who qualify as outside directors for purposes of Section 162(m) of the Code. Any reference in the Plan to the "Committee" shall be understood to refer to the Compensation Committee or its Compensation Subcommittee, whichever has administrative authority with respect to the matter.

      "Company" shall mean Anchor BanCorp Wisconsin Inc. and any successor thereto.

      "Covered Employee" shall mean any Employee who is a covered employee as defined in Section 162(m)(3) of the Code and the regulations thereunder, or any successor section and regulations thereunder.

      "Employee" shall mean an employee of the Company or of any Affiliate.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that, unless otherwise determined by the Committee in order to satisfy the requirements relating to Incentive Stock Options under applicable laws and regulations, the "Fair Market Value" of a Share shall be (i) if the Shares are listed or admitted to trading on any securities exchange or national market system in the United States, the closing price, regular way, on such day on the principal securities exchange or national market system in the United States on which Shares are traded, (ii) if the Shares are not then listed or admitted to trading on any such day, or if no sale takes place on such day, the average of the closing bid and asked prices in the United States on such day, as reported by a reputable quotation source designated by the Committee, and (iii) if the Shares are not then listed or admitted to trading on any such securities exchange or national market system and no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices in the United States on such day, as reported in The Wall Street Journal (Eastern edition) or other newspaper designated by the Committee.

      "Incentive Stock Option" shall mean a right to purchase Shares from the Company at a fixed price for a specified period that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

      "Nonqualified Stock Option" shall mean a right to purchase Shares from the Company at a fixed price for a specified period that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

      "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

      "Other Stock-Based Award" shall mean any right granted under Section 9 of the Plan.

      "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

      "Performance Award" shall mean any Award granted under Section 10 of the Plan.

      "Performance Goal" shall have the meaning set forth in Section 10(d).

      "Performance Period" shall mean, with respect to any Performance Award, the period specified by the Committee, including, but not limited to, the calendar year or any part thereof and periods of more than one consecutive calendar year.

      "Performance Targets" shall mean the specific measures which must be satisfied in connection with any Performance Goal.

      "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

      "Plan" shall mean this Anchor BanCorp Wisconsin Inc. 2004 Equity Incentive Plan, as may be amended from time to time in accordance with its terms.

      "QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

      "Restricted Stock Award" shall mean any Award granted under Section 8 of the Plan.

      "Restricted Stock" shall mean any Share granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events as determined by the Committee in its sole discretion and as specified in the Applicable Award Agreement.

      "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events as determined by the Committee in its sole discretion, which may be settled either (i) by the delivery of one Share for each Restricted Stock Unit or (ii) in cash in an amount equal to the Fair Market Value of one Share for each Restricted Stock Unit, all as specified in the applicable Award Agreement. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a Share or the appropriate amount of cash, as applicable, upon removal of the applicable restriction (or such later date as may be provided in the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of "property" within the meaning of Section 83 of the Code.

      "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

      "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

      "Shares" shall mean shares of the common stock, $.10 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

      "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan to receive the difference between (i) a grant price, which shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) the Fair Market Value of a Share on the date the right is exercised, which amount may be paid in cash, Shares or a combination of cash and Shares.

SECTION 3. Administration.

      (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, provided that no Awards granted under the Plan shall have a vesting period of less than one year, except (x) as provided in Section 12 hereof and (y) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine the meaning of the terms "retirement" and "permanent and total disability" for purposes of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

      (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

      (c) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers of the Company or any Affiliate, or to a committee of such officers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by, Employees who are not (i) Covered Employees or (ii) officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

SECTION 4. Shares Available for Awards.

      (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall not exceed (i) 700,000 plus (ii) 221,990 Shares that as of April 29, 2004, were available for issuance under the Company's 1995 Stock Incentive Plan (the "Prior Plan") or that thereafter become available for issuance under the Prior Plan in accordance with its terms as in effect on such date. Subject to the last sentence of this Section 4(a), if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. Subject to the last sentence of this Section 4(a), in the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding any other provision of the Plan to the contrary, the aggregate number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased by any of the actions set forth in the two immediately preceding sentences to the extent that such an increase is not permitted by applicable regulations under
Section 422 of the Code.

      (b) Award Limits. Notwithstanding any provision herein to the contrary, the following provisions shall apply (subject to adjustment as provided in Section 4(c)):

            (i) in no event shall a Participant receive an Award or Awards during any one calendar year covering in the aggregate more than 150,000 Shares (whether such Award or Awards may be settled in Shares, cash or any combination thereof); and

            (ii) in no event shall there be granted during the term of the Plan Restricted Stock or Restricted Stock Units which are not subject to be achievement of a Performance Target or Targets covering more than an aggregate of 300,000 Shares.

      (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended, and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of
Section 162(m) of the Code, as from time to time amended, or Rule 16b-3, as from time to time amended.

      (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares purchased in the open market or in private transactions.

SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or any Affiliate, who is not a member of the Committee, shall be eligible to be designated a Participant, provided that (i) only Employees who are common-law employees of the Company or any of its Affiliates shall be eligible for the grant of an Incentive Stock Option and (ii) an Employee-shareholder who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Affiliates shall not be eligible for the grant of an Incentive Stock Option unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

SECTION 6.  Stock Options.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefore and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

      (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted, provided that the per share price at which Shares may be purchased upon exercise of an Option shall be no less than one hundred percent (100%) of the Fair Market Value of a Share at the time such Option is granted.

      (c) Exercise. Subject to the terms of the Plan, each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options, including without limitation any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

      (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

SECTION 7. Stock Appreciation Rights.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right, the grant price thereof, which may be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, the conditions and limitations applicable to the exercise thereof and whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time, provided that any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Incentive Stock Option is granted.

      (b) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights granted thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8. Restricted Stock and Restricted Stock Units.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, the other terms and conditions of such Awards and, in the case of Restricted Stock Units, whether such Units shall be settled in cash, Shares or a combination of cash and Shares on the date of grant. Each Restricted Stock Unit shall have a value equal to no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding any other provision of the Plan to the contrary, Restricted Stock and Restricted Stock Units which have not been granted in lieu of base salary or bonuses or which have a restriction based on completion of a specified period of service with the Company or an Affiliate without achievement of a Performance Target or Performance Targets or other performance objectives of the Company as a condition of vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death.

      (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

      (c) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

      (d) Voting of Restricted Stock. Unless otherwise determined by the Committee at the time of grant, an Employee to whom Shares of Restricted Stock shall be granted shall be entitled to vote such Shares.

SECTION 9. Other Stock-Based Awards. The Committee shall have authority to grant to eligible Employees an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award and whether such Awards shall be paid in cash, Shares or a combination of cash and Shares. Notwithstanding any other provision of the Plan to the contrary, an Other Stock-Based Award which is not granted in lieu of base salary or bonuses or which is not subject to the achievement of a Performance Target or Targets or other performance objectives of the Company as a condition to vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death.

SECTION 10. Performance Awards.

      (a) Grant. The Committee shall have sole and complete authority to determine the extent to which an Award of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards shall be subject to the achievement of one or more Performance Targets over one or more Performance Periods. For any Award to a Covered Employee, any such Performance Target and related Performance Goal(s) and Performance Period(s) shall be determined by the Committee within the time prescribed by Section 162(m) and the regulations thereunder, or any successors thereto, in order for the Performance Target to be considered "pre-established" for this purpose.

      (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Targets to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

      (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period, provided that no full and/or partial payment of a Performance Award granted hereunder may be made to a Covered Employee until the Committee has certified in writing the attainment by the Company of the applicable Performance Target or Performance Targets over the applicable Performance Period or Performance Periods.

      (d) Performance Goals. For purposes of the Plan, the term "Performance Goals" shall mean objective criteria based on one or more of the following: net income, net income before taxes, operating earnings, cash earnings, operating cash earnings, cash flow, financial return ratios (including, but not limited to, return on average total assets, return on tangible total assets, return on average stockholders' equity, return on average tangible stockholders' equity, average stockholders' equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, non-interest income to total revenue ratio and net interest margin), total stockholder return, earnings per share, operating earnings per share, cash earnings per share, other balance sheet or income statement items, stock price, market share or project completion. Performance Goals with respect to awards to Participants who are not Covered Employees also may be based on any other objective performance goals as may be established by the Committee for a Performance Period. Performance Goals may be measured (i) solely on a corporate, subsidiary or business unit basis or a combination thereof and/or (ii) on actual or targeted growth factors. Performance Goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected Performance Goals. A Performance Goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company's financial statements. Any Performance Goal expressed on a per-Share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding Shares, be mathematically adjusted by the Committee so that the change in outstanding Shares does not cause a substantive change in the relevant goal. The Committee may adjust Performance Goals for any other objective events or occurrences which occur during a Performance Period, including, but not limited to, acquisitions by the Company and changes in applicable tax laws or accounting principles, provided that the Committee shall not have the discretion to increase the amount of a Performance Award that would otherwise be due upon attainment of a Performance Target or Performance Targets to any Participant who is a Covered Employee except to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successors thereto.

SECTION 11. Termination or Suspension of Employment. The following provisions shall apply in the event of the Participant's termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

      (a)   Nonqualified Stock Options and Stock Appreciation Rights.

            (i) Termination of Employment. If the Participant's employment with the Company or its Affiliates is terminated for any reason other than death, permanent and total disability or retirement, the Participant's right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (A) the first anniversary of such termination of employment or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment and shall not have been exercised.

            (ii) Death, Disability or Retirement. If the Participant's employment with the Company or its Affiliates is terminated by death, permanent and total disability or retirement, the Participant or his successor (if employment is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable at the date of such termination of employment and shall not have been exercised, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment.

            (iii) Acceleration and Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide (A) that an Option granted to a Participant may terminate at a date earlier than that set forth above, including without limitation the date of termination of employment, (B) that an Option granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment, and (C) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of the Company.

      (b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant, if the Participant's employment with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 11(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies during such 90-day period, the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder.

      (c) Restricted Stock. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant's retirement, permanent and total disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.

SECTION 12. Change in Control. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award.

SECTION 13. Amendment and Termination.

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted without the consent of the affected Participant, holder or beneficiary, or that without the approval of the stockholders of the Company would:

            (i) except as provided in Section 4(c) of the Plan, increase the total number of Shares with respect to which Awards may be granted under the Plan;

            (ii) change the employees or class of employees eligible to participate in the Plan;

            (iii) reduce the exercise price for Options and Stock Appreciation Rights by repricing or replacing such Awards; or

            (iv) change the Performance Goals which may be established for Performance Awards.

      (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding any other provision of the Plan to the contrary, except as provided in Section 4(c) and Section 13(c), the Committee shall not have the authority to cancel any outstanding Option or Stock Appreciation Right and issue a new Option or Stock Appreciation

Right in its place with a lower exercise price without the approval of the stockholders of the Company.

      (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended, or Rule 16b-3, as from time to time amended.

SECTION 14. General Provisions.

      (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

      (b) Non-transferability. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO, provided, however, that an Award may be transferable, to the extent determined by the Committee and set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3, as from time to time amended, (ii) if such Award is not intended to qualify for exemption under such rule or (iii) with respect to Awards which are Incentive Stock Options, if such Award Agreement provisions do not prevent the Incentive Stock Options from qualifying as such under Section 422 of the Code, as from time to time amended.

      (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

      (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange or national market quotation system upon which such Shares or other securities are then listed or quoted, respectively, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of any Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award, but only in the case of a Covered Employee to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successor thereto.

      (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

      (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock Awards and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

      (h) No Right to Employment. Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company or any Affiliate.

      (i) No Rights as Stockholder. Subject to the provisions of the applicable Award and the Plan, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

      (j) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Wisconsin.

      (k) Severability. The Plan is intended to comply in all aspects with applicable laws and regulations, including, with respect to those Participants who are Covered Employees, Section 162(m) of the Code and the regulations thereunder, or any successors thereto. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

      (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law, regulation or listing or quotation requirement relating to the Shares or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject, as well as any applicable listing or quotation requirements relating to the Shares.

      (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the

Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      (p) Successors and Assigns. The Plan and any Award Agreement shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

SECTION 15. Effective Date; Term of the Plan.

      (a) Effective Date. The Plan shall be effective upon its approval by the Board of Directors of the Company on April 29, 2004, subject to approval of the Plan by the holders of a majority of the shares of Common Stock present, in person or by proxy, at the first annual meeting of stockholders of the Company held subsequent to the approval of the Plan by the Board of Directors of the Company. If the Plan is not so approved by the stockholders of the Company, the Plan shall immediately terminate and all actions taken thereunder shall be null and void.

      (b) Term of the Plan. The Plan shall remain in effect until the earlier of (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Section 13 or (iii) the close of business on the tenth annual anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

June 11, 2004


To: Participants in the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the ESOP in the accompanying envelope. The ESOP Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the ESOP.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted by the Trustees in the same ratio on each matter for which instructions for allocated shares are received from all participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the ESOP. You will receive other voting materials for those shares owned by you individually and not under the ESOP.

Sincerely,



Douglas J. Timmerman
President

sgb

June 11, 2004

To:  Participants in the Retirement Plan of AnchorBank, fsb


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the AnchorBank Retirement Plan ("Retirement Plan") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Retirement Plan by marking, dating, signing and returning the enclosed voting instruction ballot to State Street Trust, the Trustee of the Retirement Plan (the "Trustee"), in the accompanying envelope. Your voting instructions will remain completely confidential. Only representatives of the Trustee, who will tabulate the voting instructions, will have access to your ballots. The Trustee will certify the totals to the Company for the purpose of having those shares voted. No person associated with the Company or the Bank will see the individual voting instructions.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Retirement Plan are not received, the shares allocated to your account will be voted by the Trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the Retirement Plan. You will receive other voting materials for those shares owned by you individually and not under the Retirement Plan.

Sincerely,



Douglas J. Timmerman
President

sgb

June 11, 2004

RE:  IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS
     ----------------------------------------------------------------

Dear Anchor BanCorp Wisconsin Inc. Shareholder,

The Securities and Exchange Commission allows multiple shareholders who reside at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses. This is known as "Householding".

We will use Householding only if:

         - You do not object to the Householding of your materials; and

         - You have the same last name and the same address as another Anchor BanCorp Shareholder.

If these conditions are met, your household will receive a single copy of Anchor BanCorp's proxy information, statements, annual reports and prospectuses. We will continue to send a separate proxy card for each account holder residing at your address.

If you do not wish to participate in the Householding program, please contact our transfer agent, American Stock Transfer & Trust Company at 1-800-937-5449 to "opt-out" or revoke your consent. If you "opt-out" or revoke your consent to Householding, each primary account holder residing at your address will receive individual copies of Anchor BanCorp's proxy statement, annual report and other future shareholder mailings.

If you do not object to Householding, (1) you are agreeing that your household will only receive one copy of Anchor BanCorp's shareholder mailings, and (2) your consent will be implied and Householding will start 60 days after the mailing of this notice. Your affirmative or implied consent to Householding will remain in effect until you revoke it.

This document contains pertinent information regarding your account and should be retained for your records, in case you decide to change your Householding election at a later date. We encourage you to participate in the program. It will reduce the volume of duplicate information received at your household and reduce Anchor BanCorp's operating expenses.

Thank you for your interest and investment in Anchor BanCorp.

Sincerely,

Mark Timmerman

/s/ Mark Timmerman

Executive Vice President
General Counsel and Corporate Secretary

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby instructs the Trustees of the Trust created pursuant to the Management Recognition Plan ("Recognition Plan") of Anchor BanCorp Wisconsin Inc. (the "Company"), to vote the shares of Common Stock of the Company which were granted to me as of June 4, 2004 pursuant to the Recognition Plans upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 27, 2004.

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed                   [ ] WITHHOLD AUTHORITY
       below (except as marked                       to vote for all nominees
       to the contrary below)                        listed below

      Nominees for three-year term: Greg M. Larson, Douglas J. Timmerman, David
                                    L. Omachinski and Pat Richter.

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

2. PROPOSAL to adopt the 2004 Equity Incentive Plan.

   [ ] FOR           [ ] AGAINST                  [ ] ABSTAIN

3. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2005.

   [ ] FOR           [ ] AGAINST                  [ ] ABSTAIN

4. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting,

      The Company's Board of Directors recommends a vole FOR election of the Board of Directors' nominees to the Board of Directors, FOR Proposal 2 and FOR Proposal 3. Such votes are hereby solicited by the Board of Directors.

                                       Dated; _________________________ , 2004

                                       ________________________________________
                                       Signature

                                       If you return this card properly signed
                                       but do not otherwise specify, shares
                                       will be voted FOR election of the Board
                                       of Directors' nominees to the Board of
                                       Directors, FOR Proposal 2 and FOR
                                       Proposal 3, If you do not return this
                                       card, shares will be voted by the
                                       Trustees of the Recognition Plan.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         ANCHOR BANCORP WISCONSIN INC.

                                  JULY 27, 2004




                           Please mark, sign, date and
                         return this proxy card in the
                            envelope provided as soon
                                  as possible.



  \/ Please detach along perforated line and mail in the envelope provided. \/





----------------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/
----------------------------------------------------------------------------------------------------------------------------------



1.ELECTION OF DIRECTORS: (for three-year term)

                                   NOMINEES:
 / /  FOR ALL NOMINEES             O Greg M. Larson
                                   O Douglas J. Timmerman
 / /  WITHHOLD AUTHORITY           O David L. Omachinski
      FOR ALL NOMINEES             O Pat Richter

 / /  FOR ALL EXCEPT
      (See instructions below)




                                                                               FOR          AGAINST          ABSTAIN
2.PROPOSAL to adopt the 2004 Equity Incentive Plan.                            / /            / /               / /

3.PROPOSAL to ratify the  appointment  of Ernst & Young LLP as the
  Company's independent auditors for the fiscal year ending
  March 31, 2005.                                                              / /            / /               / /

4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.






INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     /  /
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------




                        ---------------------------      ------------                         ---------------------      -----------
Signature of Stockholder                            Date:             Signature of Stockholder                      Date:
                        ---------------------------      ------------                         ---------------------      -----------



NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 REVOCABLE PROXY
                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE
              HELD ON JULY 27, 2004 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of the Company as of June 4, 2004, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin on July 27, 2004, at 2:00 p.m., Central Time, and at any adjournment of said meeting and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

          SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         ANCHOR BANCORP WISCONSIN INC.

                                 JULY 27, 2004

                                      401K



                           Please mark, sign, date and
                          return this instruction card
                          in the envelope provided as
                               soon as possible.

  \/ Please detach along perforated line and mail in the envelope provided. \/


------------------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/
------------------------------------------------------------------------------------------------------------------------------------



1.ELECTION OF DIRECTORS: (for three-year term)

                                 NOMINEES:
/ /  FOR ALL NOMINEES            O Greg M. Larson
                                 O Douglas J. Timmerman
/ /  WITHHOLD AUTHORITY          O David L. Omachinski
     FOR ALL NOMINEES            O Pat Richter

/ /  FOR ALL EXCEPT
     (See instructions below)



                                                                               FOR          AGAINST           ABSTAIN
2.PROPOSAL to adopt the 2004 Equity Incentive Plan.                            / /            / /               / /

3.PROPOSAL  to ratify the  appointment  of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending
  March 31, 2005.                                                              / /            / /               / /

4.In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.


IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IF YOU DO NOT RETURN THIS CARD, SHARES WILL BE VOTED BY THE TRUSTEE OF THE RETIREMENT PLAN.





INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     /  /
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


                        ---------------------------      ------------                         ----------------------      ----------
Signature of Stockholder                            Date:             Signature of Stockholder                       Date:
                        ---------------------------      ------------                         ----------------------      ----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          ANCHOR BANCORP WISCONSIN INC.

                         ANNUAL MEETING OF STOCKHOLDERS

          The undersigned hereby instructs State Street Bank and Trust Company, the Trustee of the Trust created pursuant to the AnchorBank, fsb 401(k) Retirement Plan ("Retirement Plan"), to vote the shares of Common Stock of Anchor BanCorp Wisconsin Inc. (the "Company") which were allocated to my account as of June 4, 2004, pursuant to the Retirement Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 27, 2004.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL
3. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         ANCHOR BANCORP WISCONSIN INC.

                                 JULY 27, 2004

                                      ESOP

                           Please mark, sign, date and
                          return this instruction card
                          in the envelope provided as
                               soon as possible.


  \/ Please detach along perforated line and mail in the envelope provided. \/



------------------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   /X/
------------------------------------------------------------------------------------------------------------------------------------

1.ELECTION OF DIRECTORS: (for three-year term)

                                  NOMINEES:
/ /  FOR ALL NOMINEES             O Greg M. Larson
                                  O Douglas J. Timmerman
/ /  WITHHOLD AUTHORITY           O David L. Omachinski
     FOR ALL NOMINEES             O Pat Richter

/ /  FOR ALL EXCEPT
     (See instructions below)



                                                                               FOR            AGAINST           ABSTAIN
2.PROPOSAL to adopt the 2004 Equity Incentive Plan.                            / /              / /               / /

3.PROPOSAL  to ratify the  appointment  of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending
  March 31, 2005.                                                              / /              / /               / /

4.In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IF YOU DO NOT RETURN THIS CARD, SHARES WILL BE VOTED BY THE TRUSTEE OF THE ESOP IN THE SAME PROPORTION AS THE ALLOCATED SHARES UNDER THE ESOP HAVE VOTED.




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that / / changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------



                        ---------------------------      ------------                         ---------------------     ------------
Signature of Stockholder                            Date:             Signature of Stockholder                     Date:
                        ---------------------------      ------------                         ---------------------     ------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          ANCHOR BANCORP WISCONSIN INC.

                         ANNUAL MEETING OF STOCKHOLDERS

          The undersigned hereby instructs the Trustees of the Trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Anchor BanCorp Wisconsin Inc. (the "Company"), to vote the shares of Common Stock of the Company which were allocated to my account as of June 4, 2004, pursuant to the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 27, 2004.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL
3. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)